iShares®

iShares Trust

Supplement dated December 16, 2016

to the Summary Prospectus (the “Summary Prospectus”) and Prospectus (the “Prospectus”) each dated August 1, 2016 (as revised October 5, 2016) and Statement of Additional Information (the “SAI”) dated August 1, 2016 (as revised December 16, 2016), for the iShares Core S&P Small-Cap ETF (IJR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for the Fund at the ratio indicated below for shareholders of record as of the close of business on January 13, 2017, effective after the close of trading on January 18, 2017:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Core S&P Small-Cap ETF	IJR	2 for 1

Shares of the Fund will begin trading on a split-adjusted basis on January 19, 2017.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IJR-121616

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE